Timberland Bancorp

Annual Shareholders Meeting



NASDAQ: TSBK

January 2024

Disclaimer

Timberland Bancorp

This presentation Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

Timberland Branch Locations



Poulsbo
Silverdale
Ocean Shores
Hoquiam
Grays Harbor
Kitsap
King
SEATTLE
TACOMA
Pierce
OLYMPIA
Thurston
Lewis
Auburn
Edgewood
Puyallup
Gig Harbor
Tacoma
Bethel Station (Spanaway)
Yelm
Aberdeen (2 branches)
Montesano
Elma
Winlock
Tumwater
Toledo
Lacey (2 branches)
Chehalis
Olympia (2 branches)

Senior Management

Timberland Bancorp

Name	Title	Years with Timberland Bank	Years in Industry
Dean J. Brydon	Chief Executive Officer	29	29
Jonathan A. Fischer	President Chief Operating Officer & Secretary	26	27
Marci A. Basich	EVP, Chief Financial Officer	24	24
Matthew J. DeBord	EVP, Chief Lending Officer	11	20
Todd W. Van Cise	EVP, Chief Credit Officer	11	26
Breanne D. Antich	EVP, Chief Technology Officer	16	21

FINANCIAL HIGHLIGHTS

Net Income $ in millions


$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$24.02
$24.27
$27.58
$23.60
$27.12
$6.30
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
1Q 2024

Earnings Per Diluted Share



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.84
$2.88
$3.27
$2.82
$3.29
$0.77
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
1Q 2024
1Q 2Q 3Q 4Q

Return on Assets and Return on Equity



ROA
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.96%
1.75%
1.64%
1.27%
1.50%
1.36%
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
1Q 2024



ROE
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.91%
13.59%
13.98%
11.14%
12.01%
10.75%
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
1Q 2024

Balance Sheet $ in millions


Total Assets
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,247
$1,566
$1,792
$1,861
$1,840
$1,895
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
12/31/2023

Total Capital $ in thousands



$250,000
$200,000
$150,000
$100,000
$50,000
$0
$171,067
$187,630
$206,899
$218,569
$233,073
$237,369
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
12/31/2023

Capital Strength



24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
19.57%
12.65%
21.34%
11.26%
22.17%
10.97%
19.45%
11.03%
19.38%
12.10%
19.50%
12.14%
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
12/31/2023
Total Risk Based
Tier 1 Leverage

Book Value and Tangible Book Value Per Share

Timberland Bancorp


$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$20.54
$18.48
$22.58
$20.56
$24.76
$22.80
$26.58
$24.63
$28.76
$26.81
$29.23
$27.29
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
12/31/2023

Dividends Paid/Declared Per Common Share

Timberland Bancorp

(Calendar Year)



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.80
$0.80
$1.04
$0.98
$0.92
$0.24
2019
2020
2021
2022
2023
2024
Regular
Special

Deposit Levels $ in millions

Timberland Bancorp



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,067
$1,358
$1,571
$1,632
$1,561
$1,627
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
12/31/2023
Non-Interest Bearing Demand
NOW Checking
Money Market
Savings
Certificates of Deposit

Deposit Composition

Timberland Bancorp

Total Deposits $1.63 Billion at December 31, 2023



2%
6%
11%
17%
13%
24%
27%
CDs Brokered
CDs >$250,000
CDs <$250,000
Money market
Savings
NOW checking
Non-interest-bearing demand

Borrowings $ in thousands

Timberland Bancorp



Total Borrowings
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$0
$10,000
$5,000
$0
$35,000
$20,000
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
12/31/2023

Net Loans $ in millions

Timberland Bancorp



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$887
$1,014
$887
$968
$927
$1,132
$1,302
$1,336
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
12/31/2023
Net Loans (excl. SBA PPP)
SBA PPP Loans

Loan Production $ in millions



$700
$600
$500
$400
$300
$200
$100
$-
$356
$597
$127
$470
$602
$65
$537
$572
$362
$89
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
1Q 2024
Net Loans (excl. SBA PPP)
SBA PPP Loans

Diversified Loan Portfolio

Total Loans $1.34 billion at December 31, 2023



2%
3%
40%
10%
9%
18%
18%
Land
Consumer
Multi-Family
Commercial business
1-4 Family
Construction
CRE

CRE Portfolio Breakdown by Collateral

at December 31, 2023 ($ in thousands)

Timberland Bancorp

Collateral Type	Amount	% of Total Loan Portfolio
Industrial warehouse	$114,355	8%
Medical/dental offices	$80,767	6%
Office buildings	$65,543	5%
Other retail buildings	$50,003	3%
Mini-storage	$37,131	2%
Hotel/motel	$31,973	2%
Restaurants	$27,346	2%
Gas stations/convenience stores	$21,346	1%
Nursing homes	$18,024	1%
Shopping centers	$10,922	1%
Mobile home parks	$10,917	1%
Churches	$7,121	1%
Additional CRE	$103,590	7%
Total CRE	$579,038	40%

Construction Loans

Timberland Bancorp

Total Construction Loans $265 million at December 31, 2023



7%
7%
14%
21%
51%
Land Development
Spec. 1-4 Family
Commercial
Multi-Family
Custom Construction/Owner-Builder

Interest Earning Cash & Investments

Interest Earning Cash & Investments: $454 million at December 31, 2023



2%
3%
28%
30%
37%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

Asset Quality



Non-performing Assets/Total Assets
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.40%
0.27%
0.18%
0.12%
0.09%
0.18%
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
12/31/2023

Net Charge-offs (Recoveries) $ in thousands



$50
$0
($50)
($100)
($150)
($200)
($160)
($24)
($55)
$36
$18
$2
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
1Q 2024

Net Interest Income and Net Interest Margin

$ in thousands


$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.50%
3.90%
3.25%
3.16%
3.95%
3.60%
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
1Q 2024
Net Interest Income
Net Interest Margin

Non-Interest Income $ in thousands

Timberland Bancorp


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$14,341
$17,188
$17,161
$12,624
$11,140
$2,798
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
1Q 2024

Non-Interest Expense $ in thousands

Timberland Bancorp


$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$35,580
$34,063
$34,591
$38,626
$43,373
$10,624
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
1Q 2024

Efficiency Ratio



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
54.32%
50.04%
50.12%
56.42%
54.56%
56.50%
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
1Q 2024

TSBK Versus Key Indices – 5 Year Return



TSBK-Total Return (Daily): 33.13%
KBW Nasdaq Regional Bank Index Price Return-Index Value (Daily): 4.72%
NASDAQ Bank Price Return-Index Value (Daily): 0.23%
90.00
60.00
30.00
0.00
(30.00)
(60.00)
(90.00)
Total Return, Price Change (%)
Jul '19
Jan '20
Jul '20
Jan '21
Jul '21
Jan '22
Jul '22
Jan '23
Jul '23
Jan '24
33.13%
4.72%
0.23%

Source: S&P Global Market Intelligence; Market data as of 1/17/24

TSBK 5 Year Stock Price Performance


TSBK-Share Price (Daily): $28.58
42.00
36.00
30.00
24.00
18.00
12.00
6.00
Share Price
Jul '19
Jan '20
Jul '20
Jan '21
Jul '21
Jan '22
Jul '22
Jan '23
Jul '23
Jan '24
$28.58
1/17/2019 Price:
$25.61
1/17/2020 Price:
$26.74
1/17/2021 Price:
$27.53
1/18/2022 Price:
$29.22
1/17/2023 Price:
$33.20
1/16/2024 Price:
$28.58

Source: S&P Global Market Intelligence; Market data as of 1/17/24

Brand Refresh

Timberland Bancorp


Timberland Bank
Timberland
Bank

Technology Update

Engaging Customers

- Enhance Online Banking
- Added Zelle payments
- Added mobile remote deposit for small business customers
- Improving our residential lending solution
- Customer feedback
- Added fraud detection tools
- Will be adding contactless debit cards

Optimize Operations

- Construction loan process improvement
- Digitization

Timberland Bancorp
NASDAQ: TSBK

- **Strong Core Earnings**
- **Well Capitalized**
- **Geographically Diversified**
- **Diversified Loan Portfolio**
- **Strong Core Deposit Levels**
- **Actively Supporting Its Communities**

